UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

August 8, 2002

Date of Report (Date of earliest event reported)

PEOPLES ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

24th Floor, 130 East Randolph Drive, Chicago, Illinois	60601-6207
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(312) 240-4000

None

(Former name or former address, if changed since last report)

Item 5. Other Matters

On August 8, 2002, Peoples Energy Corporation announced that its Chief Executive Officer, Thomas M. Patrick, and its Chief Financial Officer, Thomas A. Nardi, submitted to the Securities and Exchange Commission their respective sworn statements required pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of the press release and each of these sworn statements are attached as exhibits to this Form 8-K.

Item 7. Financial Statements and Exhibits

The following are filed as exhibits to this report.

Exhibit
Number	Description

99(a)	Press release dated August 8, 2002.
99(b)	Sworn statement of Chief Executive Officer
99(c)	Sworn statement of Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

August 8, 2002	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

99(a)	Press release dated August 8, 2002.
99(b)	Sworn statement of Chief Executive Officer
99(c)	Sworn statement of Chief Financial Officer